                                                                      Exhibit 24


                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 27th day of May, 1997.


                                            /s/ A. Alfred Taubman
                                            -----------------------------------
                                            A. ALFRED TAUBMAN

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of May, 1997.


                                                /s/ Max M. Fisher
                                            -----------------------------------
                                            MAX M. FISHER

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of May, 1997.


                                               /s/ Lord Camoys
                                            -----------------------------------
                                            LORD CAMOYS

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 27th day of May, 1997.


                                              /s/ Kevin A. Bousquette
                                            -----------------------------------
                                            KEVIN A. BOUSQUETTE

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of May, 1997.


                                                 /s/ Conrad Black
                                            -----------------------------------
                                            CONRAD BLACK

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 21st day of May, 1997.


                                               /s/ Viscount Blakenham
                                            -----------------------------------
                                            VISCOUNT BLAKENHAM

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of May, 1997.


                                              /s/ Walter J.P. Curley
                                            -----------------------------------
                                            WALTER J. P. CURLEY

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of May, 1997.


                                            /s/ The Rt. Hon. The Earl of Gowrie
                                            -----------------------------------
                                            THE RT. HON. THE EARL OF GOWRIE

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of May, 1997.



                                             /s/ The Marquess of Hartington
                                            -----------------------------------
                                            THE MARQUESS OF HARTINGTON

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 15th day of May, 1997.


                                                /s/ Henry R. Kravis
                                            -----------------------------------
                                            HENRY R. KRAVIS

                                  POWER OF ATTORNEY


         The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-8, and any and all amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of May, 1997.


                                              /s/ Simon De Pury
                                            -----------------------------------
                                            SIMON DE PURY